SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report
(Date of earliest event reported) August 1, 2002
                                  --------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On August 1, 2002, General Motors Corporation (GM) issued a news release announcing July production results and an increase in third quarter production forecast. The release is as follows:

         GM Announces Strong July Sales, Total U.S. Sales Up 24 Percent

          -   Truck Sales Increase 36 Percent, Car Sales Rise 11 Percent
          -   GM Sport Utilities Set All-Time Industry Monthly Record
          -   GM Announces July Production, Increase in 3Q Production Forecast

         DETROIT - General Motors Corp. dealers sold 465,843 new cars and trucks in July in the United States, up 24 percent over last year. GM reported record July truck sales, up 36 percent, and July retail truck deliveries were up more than 40 percent. GM remains on track to establish a new calendar year industry truck sales record. GM's car sales were up 11 percent overall and up 18 percent retail. For the year, GM overall retail sales are up nearly 6 percent and retail truck deliveries are up 16 percent.

         "We are excited by the overwhelming response to our 'Summerdrive' program, which yielded unprecedented utility sales and improved passenger car results," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our industry-leading lineup of trucks continues to establish new industry sales benchmarks. We continue to perform extremely well in the retail market, while coping with some lean inventories. And exciting new entries like the Pontiac Vibe and Cadillac CTS are strengthening our competitive position in the passenger car market.

         "Dealers have embraced our simple, compelling marketing programs and have clearly demonstrated GM's leadership in the marketplace," said Lovejoy.

GM Truck Sales

         For July, GM's industry-leading truck lineup, with deliveries up 36 percent, remained on pace to shatter the all-time industry truck sales record. GM maintained overall sport utility vehicle leadership with an all-time record sales month for utilities (132,616), an increase of 71 percent over year-ago levels. Once again, GM achieved midsize utility leadership (63,522), a year-over-year increase of 86 percent, on the strength of record months for the Chevrolet TrailBlazer (29,746), GMC Envoy (13,280) and Buick Rendezvous (7,689).

         GM had a record month in full-size utility vehicle sales (60,378 units) an increase of 54 percent. GM small utilities, the Saturn VUE and Chevrolet Tracker, continued their healthy sales pace, selling over 8,700 units. Complementing its robust utility sales, GM had another solid month in full-size pickups delivering 81,805 units, an increase of 15 percent over last July.

GM Car Sales

         GM car sales were up 11 percent in July, led by strong performances by Chevrolet (up 21 percent), Buick (up 18 percent), and Saturn (up 31 percent). In addition, GM continues to generate momentum in the luxury vehicle segment with Cadillac sales up 11 percent over last July and Saab sales up 7 percent.

Certified Used Sales

GM's industry-leading certified used car program sold more than 33,800 total certified used vehicles in June, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand had another strong month, selling 29,576 units. Lovejoy commented on the success of GM Certified Used
Vehicles: "The story gets better and better for GM as our dealers and the entire VSSM organization continue to strengthen the certified used vehicle end of our business with exceptional performance."


GM Announces July Production Results, Increases 3rd Quarter Production Forecast

In July, GM produced 316,100 vehicles (147,100 cars and 169,000 trucks) in North America, compared with 281,000 vehicles (127,000 cars and 154,000 trucks) produced in July 2001. (Totals include joint venture production of 10,700 vehicles in July 2002 and 5,500 vehicles in July 2001.)

GM is increasing its third-quarter production forecast for North America to
1.262 million vehicles (553,500 cars and 708,500 trucks), up 17,000 units from last month's forecast of 1.245 million units (550,000 cars and 695,000 trucks). In the third quarter of 2001, GM North America produced 1.238 million units (573,000 cars and 665,000 trucks).

GM announced the following production forecasts for its other regions:

         Europe - GM's current third-quarter production forecast for its European region is 421,000 vehicles, a decrease of 4,000 vehicles from last month's forecast.

         Asia Pacific - GM's third-quarter production forecast for the region is 79,000 vehicles, an increase of 5,000 vehicles from the prior forecast.

         Latin America, Africa and Middle East - The company's third-quarter forecast for the region is 131,000 vehicles, a decrease of 20,000 vehicles from last month's forecast.

General Motors (NYSE: GM), the world's largest vehicle manufacturer, designs, builds and markets cars and trucks worldwide, and has been the global automotive sales leader since 1931. GM employs about 355,000 people around the world.

Founded in 1908, GM today has manufacturing operations in more than 30 countries and its vehicles are sold in about 200 countries. In 2001, GM sold more than 8.5 million cars and trucks - more than any other automaker and 15.1 percent of the global vehicle market. GM has four major regional markets: North America, Europe, Asia-Pacific, and Latin America, Africa and Middle East.

GM cars and trucks are sold under the following brands: Chevrolet, Pontiac, Buick, Oldsmobile, Cadillac, GMC, Saturn, Hummer, Saab, Opel, Vauxhall and Holden. GM parts and accessories are marketed under the GM, GM Goodwrench and ACDelco brands through GM Service and Parts Operations.

More information on GM can be found at www.gm.com.


                                       ###


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                       Calendar Year-to-Date
                                 July                     January - July
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   24         2002     2001    per S/D     2002      2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          465,843   360,813   23.9   2,879,999   2,831,852    1.7
-------------------------------------------------------------------------------
Car Total              197,223   171,230   10.6   1,257,530   1,384,122   -9.1
-------------------------------------------------------------------------------
Truck Total            268,620   189,583   36.0   1,622,469   1,447,730   12.1
-------------------------------------------------------------------------------
Light Truck Total      265,933   187,357   36.3   1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------
Light Vehicle Total    463,156   358,587   24.0   2,857,196   2,806,466    1.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                 July                     January - July
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D     2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   47,887    35,529   29.4     237,211     217,045    9.3
Cadillac                17,128    14,868   10.6     106,758      94,256   13.3
Chevrolet              250,812   189,550   27.0   1,594,812   1,536,675    3.8
GMC                     55,048    37,939   39.3     318,760     306,563    4.0
HUMMER                   1,922        58  ***.*       2,218         479  363.0
Oldsmobile              12,651    17,198  -29.4      97,644     153,483  -36.4
Other - Isuzu            1,103       703   50.6       7,889       9,275  -14.9
Pontiac                 49,734    46,228    3.3     318,851     327,626   -2.7
Saab                     3,756     3,364    7.2      24,314      20,116   20.9
Saturn                  25,802    15,376   61.1     171,542     166,334    3.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    193,457   166,666   11.4   1,232,988   1,356,558   -9.1
-------------------------------------------------------------------------------
Light Truck            265,933   187,357   36.3   1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------

Twenty-five selling days for the July period this year and twenty-four for last year.

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                                     2-1P
                                       GM Car Deliveries - (United States)
                                                  July 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)        July                 January - July
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D       2002        2001  % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      24
-------------------------------------------------------------------------------

Century                 15,912    11,893   28.4      83,680      76,696    9.1
LeSabre                 15,773    13,905    8.9      77,719      83,463   -6.9
Park Avenue              3,388     2,483   31.0      18,443      20,623  -10.6
Regal                    5,125     4,508    9.1      19,526      29,881  -34.7
Riviera                      0         0  ***.*           0           2  ***.*
      Buick Total       40,198    32,789   17.7     199,368     210,665   -5.4
-------------------------------------------------------------------------------
Catera                      10     1,200  -99.2         228       7,448  -96.9
CTS                      2,933         0  ***.*      17,636           0  ***.*
DeVille                  8,196     8,420   -6.6      45,371      52,904  -14.2
Eldorado                   480     1,339  -65.6       4,097       5,264  -22.2
Seville                  1,537     2,018  -26.9      12,740      14,132   -9.8
     Cadillac Total     13,156    12,977   -2.7      80,072      79,748    0.4
-------------------------------------------------------------------------------
Camaro                   3,415     2,573   27.4      20,063      19,658    2.1
Cavalier                16,404    12,331   27.7     156,015     143,792    8.5
Corvette                 2,960     2,000   42.1      18,567      18,022    3.0
Impala                  19,297    17,282    7.2     113,855     117,670   -3.2
Lumina                       2        69  -97.2          32      17,535  -99.8
Malibu                  17,066    11,587   41.4     105,324     114,920   -8.4
Metro                        0        14  ***.*          12       6,456  -99.8
Monte Carlo              8,876     5,739   48.5      40,091      41,300   -2.9
Prizm                      944     2,984  -69.6      13,531      34,002  -60.2
    Chevrolet Total     68,964    54,579   21.3     467,490     513,355   -8.9
-------------------------------------------------------------------------------
Alero                    7,275     7,753   -9.9      57,549      73,357  -21.5
Aurora                     728     1,414  -50.6       6,282      16,781  -62.6
Cutlass                      0         0  ***.*           0          16  ***.*
Eighty Eight                 0         0  ***.*           0           3  ***.*
Intrigue                 1,663     3,521  -54.7      10,359      25,438  -59.3
    Oldsmobile Total     9,666    12,688  -26.9      74,190     115,595  -35.8
-------------------------------------------------------------------------------
Bonneville               4,667     5,035  -11.0      21,515      29,540  -27.2
Firebird                 2,489     1,958   22.0      14,567      14,355    1.5
Grand Am                16,006    15,865   -3.1     101,030     113,130  -10.7
Grand Prix               9,011    12,177  -29.0      73,852      72,956    1.2
Sunfire                  4,799     4,422    4.2      45,846      48,328   -5.1
Vibe                     3,553         0  ***.*      16,028           0  ***.*
     Pontiac Total      40,525    39,457   -1.4     272,838     278,309   -2.0
-------------------------------------------------------------------------------
9-3                      1,250     1,251   -4.1      14,226      11,051   28.7
9-5                      2,506     2,113   13.9      10,088       9,065   11.3
       Saab Total        3,756     3,364    7.2      24,314      20,116   20.9
-------------------------------------------------------------------------------
Saturn L Series          7,064     6,951   -2.4      54,849      64,350  -14.8
Saturn S Series         13,894     8,425   58.3      84,409     101,984  -17.2
      Saturn Total      20,958    15,376   30.9     139,258     166,334  -16.3
-------------------------------------------------------------------------------
        GM Total       197,223   171,230   10.6   1,257,530   1,384,122   -9.1
-------------------------------------------------------------------------------
                           GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     193,457   166,666   11.4   1,232,988   1,356,558   -9.1
-------------------------------------------------------------------------------
GM Import                3,766     4,564  -20.8      24,542      27,564  -11.0
-------------------------------------------------------------------------------
        GM Total       197,223   171,230   10.6   1,257,530   1,384,122   -9.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                      2-1P
                                       GM Car Deliveries - (United States)
                                                  July 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)        July                 January - July
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D       2002        2001  % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      24
-------------------------------------------------------------------------------
                GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             40,198    32,789   17.7     199,368     210,665   -5.4
Cadillac Total          13,146    11,777    7.2      79,844      72,300   10.4
Chevrolet Total         68,964    54,579   21.3     467,490     513,355   -8.9
Oldsmobile Total         9,666    12,688  -26.9      74,190     115,595  -35.8
Pontiac Total           40,525    39,457   -1.4     272,838     278,309   -2.0
Saturn Total            20,958    15,376   30.9     139,258     166,334  -16.3
     GM North America
       Total           193,457   166,666   11.4   1,232,988   1,356,558   -9.1
-------------------------------------------------------------------------------
                                          ***.*                   ***.*
-------------------------------------------------------------------------------
Cadillac Total              10     1,200  -99.2         228       7,448  -96.9
Saab Total               3,756     3,364    7.2      24,314      20,116   20.9
     GM Import Total     3,766     4,564  -20.8      24,542      27,564  -11.0
-------------------------------------------------------------------------------
                         GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             47,887    35,529   29.4     237,211     217,045    9.3
Cadillac Total          17,128    14,868   10.6     106,758      94,256   13.3
Chevrolet Total        250,812   189,550   27.0   1,594,812   1,536,675    3.8
GMC Total               55,048    37,939   39.3     318,760     306,563    4.0
HUMMER Total             1,922        58  ***.*       2,218         479  363.0
Oldsmobile Total        12,651    17,198  -29.4      97,644     153,483  -36.4
Other-Isuzu Total        1,103       703   50.6       7,889       9,275  -14.9
Pontiac Total           49,734    46,228    3.3     318,851     327,626   -2.7
Saab Total               3,756     3,364    7.2      24,314      20,116   20.9
Saturn Total            25,802    15,376   61.1     171,542     166,334    3.1
     GM Total          465,843   360,813   23.9   2,879,999   2,831,852    1.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                                   3-1P
                                    GM Truck Deliveries - (United States)
                                                July 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)        July                 January - July
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D       2002        2001  % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      24
-------------------------------------------------------------------------------
Rendezvous               7,689     2,740  169.4      37,843       6,380  493.2
    Total Buick          7,689     2,740  169.4      37,843       6,380  493.2
-------------------------------------------------------------------------------
Escalade                 2,910     1,891   47.7      19,696      14,508   35.8
Escalade EXT             1,062         0  ***.*       6,990           0  ***.*
  Total Cadillac         3,972     1,891  101.6      26,686      14,508   83.9
-------------------------------------------------------------------------------
Astro                    4,753     4,350    4.9      32,763      38,288  -14.4
C/K Suburban(Chevy)     16,456    10,466   50.9      81,338      84,244   -3.4
Chevy C/T Series           283       456  -40.4       3,264       3,963  -17.6
Chevy P Models & Mtr Hms     0        23  ***.*           0          58  ***.*
Chevy W Series             163       128   22.3       1,354       1,206   12.3
Express Cutaway/G Cut    1,814     1,520   14.6      11,228       8,861   26.7
Express Panel/G Van      5,942     5,562    2.6      38,140      39,331   -3.0
Express/G Sportvan         951     1,266  -27.9      10,083      10,208   -1.2
Kodiak 4/5 Series          128         0  ***.*         309           0  ***.*
Kodiak 6/7/8 Series          1         0  ***.*           1           0  ***.*
S/T Blazer               7,342     7,741   -8.9      70,762     106,794  -33.7
S/T Pickup              14,150    10,749   26.4      96,708      97,779   -1.1
Tahoe                   24,237    15,020   54.9     123,695     112,076   10.4
Tracker                  3,872     4,005   -7.2      26,562      32,071  -17.2
TrailBlazer             29,746    12,548  127.6     142,882      31,821  349.0
Venture                  9,318     7,796   14.7      55,336      55,529   -0.3
................................................................................
     Avalanche           8,396     5,186   55.4      52,475       9,419  457.1
     Silverado-C/K
       Pickup           54,296    48,155    8.2     380,422     391,672   -2.9
Chevrolet Fullsize
       Pickup           62,692    53,341   12.8     432,897     401,091    7.9
................................................................................
  Chevrolet Total      181,848   134,971   29.3   1,127,322   1,023,320   10.2
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0  ***.*           0          30  ***.*
Envoy                   13,280     4,789  166.2      59,617      17,530  240.1
GMC C/T Series             593       726  -21.6       7,433       8,406  -11.6
GMC W Series               330       188   68.5       2,364       2,464   -4.1
P Models & Mtr Hms(GMC)      0         2  ***.*           0          14  ***.*
S/T Jimmy                   41     1,440  -97.3         865      26,631  -96.8
Safari (GMC)             1,206     1,562  -25.9       8,630      12,455  -30.7
Savana Panel/G Classic   2,506     1,687   42.6      12,969      15,292  -15.2
Savana Special/G Cut       572       496   10.7       5,517       7,524  -26.7
Savana/Rally               403       209   85.1       1,693       1,620    4.5
Sierra                  17,261    13,972   18.6     113,687     110,185    3.2
Sonoma                   3,917     2,755   36.5      26,092      25,156    3.7
Topkick 4/5 Series          85         0  ***.*         188           0  ***.*
Topkick 6/7/8 Series         1         0  ***.*           1           0  ***.*
Yukon                    8,028     5,291   45.7      43,625      42,359    3.0
Yukon XL                 6,825     4,822   35.9      36,079      36,897   -2.2
     GMC Total          55,048    37,939   39.3     318,760     306,563    4.0
-------------------------------------------------------------------------------
HUMMER H1                   47        58  -22.2         326         479  -31.9
HUMMER H2                1,875         0  ***.*       1,892           0  ***.*
   HUMMER Total          1,922        58  ***.*       2,218         479  363.0
-------------------------------------------------------------------------------
Bravada                  1,195     1,826  -37.2       9,571      13,711  -30.2
Silhouette               1,790     2,684  -36.0      13,883      24,177  -42.6
 Oldsmobile Total        2,985     4,510  -36.5      23,454      37,888  -38.1
-------------------------------------------------------------------------------
Other-Isuzu F Series       157       104   44.9       1,105       1,330  -16.9
Other-Isuzu N Series       946       599   51.6       6,784       7,945  -14.6
 Other-Isuzu Total       1,103       703   50.6       7,889       9,275  -14.9
-------------------------------------------------------------------------------
Aztek                    4,229     1,682  141.4      18,085      18,201   -0.6
Montana                  4,980     5,089   -6.1      27,928      31,116  -10.2
   Pontiac Total         9,209     6,771   30.6      46,013      49,317   -6.7
-------------------------------------------------------------------------------
VUE                      4,844         0  ***.*      32,284           0  ***.*
   Saturn Total          4,844         0  ***.*      32,284           0  ***.*
-------------------------------------------------------------------------------
     GM Total          268,620   189,583   36.0   1,622,469   1,447,730   12.1
-------------------------------------------------------------------------------
                         GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     267,497   188,816   36.0   1,614,120   1,438,679   12.2
-------------------------------------------------------------------------------
GM Import                1,123       767   40.6       8,349       9,051   -7.8
-------------------------------------------------------------------------------
     GM Total          268,620   189,583   36.0   1,622,469   1,447,730   12.1
-------------------------------------------------------------------------------
                       GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     265,933   187,357   36.3   1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          265,933   187,357   36.3   1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                   3-1P
                                    GM Truck Deliveries - (United States)
                                                July 2002
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)        July                 January - July
                         ------------------------------------------------------
                                          %Chg
                          2002    2001   per S/D       2002        2001  % Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      24
-------------------------------------------------------------------------------
Buick Total              7,689     2,740  169.4      37,843       6,380  493.2
Cadillac Total           3,972     1,891  101.6      26,686      14,508   83.9
Chevrolet Total        181,747   134,874  29.4    1,126,423   1,022,507   10.2
GMC Total               54,836    37,820   39.2     317,214     305,159    4.0
HUMMER Total             1,922        58  ***.*       2,218         479  363.0
Oldsmobile Total         2,985     4,510  -36.5      23,454      37,888  -38.1
Other-Isuzu Total          293       152   85.1       1,985       2,441  -18.7
Pontiac Total            9,209     6,771   30.6      46,013      49,317   -6.7
Saturn Total             4,844         0  ***.*      32,284           0  ***.*
    GM North America
      Total*           267,497   188,816   36.0   1,614,120   1,438,679   12.2
-------------------------------------------------------------------------------
Chevrolet Total            101        97    0.0         899         813   10.6
GMC Total                  212       119   71.0       1,546       1,404   10.1
Other-Isuzu Total          810       551   41.1       5,904       6,834  -13.6
    GM Import Total      1,123       767   40.6       8,349       9,051   -7.8
-------------------------------------------------------------------------------
        GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              7,689     2,740  169.4      37,843       6,380  493.2
Cadillac Total           3,972     1,891  101.6      26,686      14,508   83.9
Chevrolet Total        181,273   134,364  29.5    1,122,394   1,018,093   10.2
GMC Total               54,039    37,023   40.1     308,774     295,679    4.4
HUMMER Total             1,922        58  ***.*       2,218         479  363.0
Oldsmobile Total         2,985     4,510  -36.5      23,454      37,888  -38.1
Pontiac Total            9,209     6,771   30.6      46,013      49,317   -6.7
Saturn Total             4,844         0  ***.*      32,284           0  ***.*
    GM North America
      Totals*          265,933   187,357   36.3   1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------


                          GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              7,689     2,740  169.4      37,843       6,380  493.2
Cadillac Total           3,972     1,891  101.6      26,686      14,508   83.9
Chevrolet Total        181,273   134,364  29.5    1,122,394   1,018,093   10.2
GMC Total               54,039    37,023   40.1     308,774     295,679    4.4
HUMMER Total             1,922        58  ***.*       2,218         479  363.0
Oldsmobile Total         2,985     4,510  -36.5      23,454      37,888  -38.1
Pontiac Total            9,209     6,771   30.6      46,013      49,317   -6.7
Saturn Total             4,844         0  ***.*      32,284           0  ***.*
    GM Total           265,933   187,357  36.3    1,599,666   1,422,344   12.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                         GM Production Schedule - 8/1/02

                -------------------------------------------------------------
                      GMNA                                           Total      Memo: JV*
Units 000s      Car*   Truck*   Total    GME**    GMLAAM    GMAP    Worldwide    Car    Truck
                ---------------------    -----    ------    ----    ---------    ---    -----
2002 Q3 #        553    709     1,262      421        131     79       1,893      19      20
O/(U) prior                                                                       16      20
forecast:@         3     14        17       (4)      (20)      5        (2)        3       0
-----------     ---------------------    -----    ------    ----      ------

                ----------------------------------------------------------------------------
                      GMNA                                           Total      Memo: JV*
Units 000s       Car   Truck    Total    GME**    GMLAAM    GMAP    Worldwide    Car    Truck
                ---------------------    -----    ------    ----    ---------    ---    -----
   1998
1st Qtr.         673    702     1,375      424       146      36       1,981      20       6
2nd Qtr.         615    557     1,172      479       153      39       1,843      13       8
3rd Qtr.         592    410     1,002      440       137      37       1,616      14       0
4th Qtr.         819    691     1,510      522        89      36       2,157      21       9
               -----  -----    ------    -----       ---     ---       -----      --      --
    CY         2,699  2,360     5,059    1,864       525     148       7,596      68      23

   1999
1st Qtr.         781    725     1,506      524        93      38       2,161      20      15
2nd Qtr.         760    795     1,555      533       110      25       2,223      22      13
3rd Qtr.         660    699     1,359      427       112      47       1,945      19      11
4th Qtr.         759    694     1,453      530        97      47       2,127      21      17
               -----  -----     -----    -----       ---     ---       -----      --      --
    CY         2,960  2,913     5,873    2,014       412     157       8,456      82      56

   2000
1st Qtr.         746    775     1,521      572       118      40       2,251      24      13
2nd Qtr.         787    781     1,568      534       140      45       2,287      19      17
3rd Qtr.         689    630     1,319      374       151      53       1,897      16      18
4th Qtr.         670    694     1,364      513       135      47       2,059      18      17
               -----  -----    ------     ----       ---     ---       -----      --      --
    CY         2,892  2,880     5,772    1,993       544     185       8,494      77      65

   2001
1st Qtr.         581    633     1,214      538       138      51       1,941     918       9
2nd Qtr.         638    726     1,364      491       165      64       2,084      13      16
3rd Qtr.         573    665     1,238      373       146      74       1,832      11      15
4th Qtr.         573    721     1,294      441       127      67       1,929       9      16
               -----  -----     -----    -----       ---     ---       -----      --      --
    CY         2,365  2,745     5,110    1,842       575     256       7,786      46      61

   2002
1st Qtr.         600    753     1,353      456       131      65       2,005      12      11
2nd Qtr.         688    865     1,553      453       141      74       2,221      15      17
3rd Qtr. #       553    709     1,262      421       131      79       1,893      19      20
                ----------------------------------------------------------------------------

  @ Numbers may vary due to rounding
' * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
 ** GME Production includes Saab back to 1999
  # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENERAL MOTORS CORPORATION
                                           --------------------------
      August 1, 2002
      --------------
                                       By
                                           /s/Peter R. Bible
                                           --------------------------
                                           (Peter R. Bible,
                                            Chief Accounting Officer)